SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FRANKLIN WIRELESS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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FRANKLIN WIRELESS CORP.

2020

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

_____________________

December 22, 2020

at 2:00 p.m. Pacific Time

Franklin Wireless Corp.

9707 Waples Street

Suite 150

San Diego, CA 92121

FRANKLIN WIRELESS CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 22, 2020

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Franklin Wireless Corp. (“Franklin” or the “Company”) will be held at Franklin Wireless Corp., 9707 Waples Street, Suite 150, San Diego, California 92121 on Tuesday, December 22, 2020, at 2:00 p.m. Pacific Time.

At this year’s Annual Meeting, the agenda will include: (i) the election of directors; (ii) the ratification of the selection of our independent registered public accounting firm for fiscal 2021; (iii) approval of the 2020 Franklin Wireless Corp. Employee Stock Option Plan, and (iv) the transaction of such other business as may properly come before the meeting or any adjournment thereof.  Please refer to the enclosed proxy statement for detailed information on each of these proposals and other important information about the Company.

We hope you will be able to attend the annual meeting, but we know that not every stockholder will be able to do so. Whether or not you plan to attend, please complete, sign and return your proxy, or vote by telephone, facsimile or via the Internet according to the instructions on the proxy card, so that your shares will be voted at the annual meeting.

The Company intends to furnish the Annual Report, Proxy Statement and Proxy card on or about November 6, 2020 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on October 29, 2020 will be entitled to attend and vote at the meeting.  A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company, during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.

By Order of the Board of Directors

/s/ OC Kim
OC Kim
President

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

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Franklin Wireless Corp.

9707 Waples Street

Suite 150

San Diego, California 92121

(858) 623-0000

______________________

PROXY STATEMENT

_______________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Franklin Wireless Corp. (“Franklin” or the “Company”) to be voted at the Annual Meeting of Stockholders (“Annual Meeting”) which will be held at Franklin Wireless Corp., 9707 Waples Street, Suite 150, San Diego, California 92121 on Tuesday, December 22, 2020, at 2:00 p.m. Pacific Time, and at any postponements or adjournments thereof.  The proxy materials will be furnished to stockholders on or about November 6, 2020.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.  Solicitation of proxies may be made by directors, officers and other employees of the Company by personal contact, telephone, facsimile transmittal or electronic communications.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on October 26, 2020, will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company is mailing a notice of meeting and internet availability of documents to the last known address of its shareholders. Shareholders wanting a printed, paper version of the documents may request so in writing by contacting the Transfer Agent, Mountain Share Transfer prior to the meeting date.

Mountain Share Transfer, LLC.

www.mountainsharetransfer.com

2030 Powers Ferry Road SE

Suite # 212

Atlanta, Ga. 30339

These documents are being made available to you in connection with the Company’s solicitation of proxies for use at the Annual Meeting.  These materials describe the proposals on which the Company would like you to vote and to give you information on these proposals so that you can make an informed decision.

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What is included in these materials?

These materials include:

•	this Proxy Statement for the Annual Meeting, and the Franklin Wireless Corp. 2020 Stock Option Plan;

•	the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, and

•	the proxy card or vote instruction form for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint OC Kim, our President, as your representative at the Annual Meeting.  By completing and returning a proxy card, you are authorizing this individual to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of five persons named herein as nominees for directors of the Company to hold office, subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratification of the appointment of Benjamin & Ko as the Company’s independent registered public accounting firm for the fiscal year 2021; (iii) approval of the Franklin Wireless Corp. 2020 Stock Option Plan, and (iv) such other matters as may properly come before the meeting or any adjournment thereof.

What constitutes a quorum?

Holders of a majority of shares of our Common Stock entitled to vote at the Annual Meeting must be present at our Annual Meeting, in person or by proxy, to constitute a quorum necessary to conduct the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If, on October 29, 2020, your shares were registered directly in your name with our transfer agent, Mountain Share Transfer, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us.  Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return a proxy card to ensure that your vote is counted.

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Beneficial Owner of Shares Held in Street Name

If, on October 29, 2020, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	Through the Internet. Go to the website set forth on your proxy card and follow the instructions provided at the website.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

•	Other methods. You may vote by completing, signing, dating and returning your proxy card via email or facsimile following the instructions set forth on your proxy card.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	Through the Internet. If provided to you by the organization that holds your shares, follow the instructions for voting through the Internet.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all outstanding shares.

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Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The term “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

•	indicate when voting on the Internet or by email or facsimile that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holder will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally not vote on non-routine matters, such as the election of directors.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	for election of the five directors nominated to hold office, subject to the provisions of the Bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

•	to approve the ratification of the appointment of Benjamin & Co as the Company’s independent registered public accounting firm for the fiscal year 2020.

•	to approve the Franklin Wireless Corp. 2020 Stock Option Plan

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the Board of Directors or, if no recommendation is given, in his own discretion.

How are Proxy materials delivered to households?

For shareholders receiving proxy material by mail, only one copy of the Company's 10-K for the fiscal year ending June 30, 2020 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

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We will deliver promptly upon written or oral request a separate copy of the Company's 10-K for the fiscal year ending June 30, 2020, as amended, and this Proxy Statement upon such request. If you share an address with at least one other stockholder and you currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Franklin Wireless Corp., 9707 Waples Street, Suite 150, San Diego, CA 92121 Attention: Corporate Secretary.

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of Franklin 's outstanding common stock, its directors, its executive officers, and its directors and executive officers as a group as of October 31, 2020, unless otherwise noted. Unless otherwise indicated, to the Company’s knowledge the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Shares Beneficially Owned
Name and Address	Number		Percent
Joon Won Jyoung - Director	1,869,012		16.17%
9707 Waples Street, Suite 150, San Diego, CA 92121

OC Kim – Director & President	1,596,695		13.82%
9707 Waples Street, Suite 150, San Diego, CA 92121

Gary Nelson – Director & Chairman	391,825		3.39%
9707 Waples Street, Suite 150, San Diego, CA 92121

Yun J. (David) Lee - Officer	51,709		0.45%
9707 Waples Street, Suite 150, San Diego, CA 92121

Johnathan Chee - Director	13,500		0.12%
9707 Waples Street, Suite 150, San Diego, CA 92121

Paul Packer	1,189,867	(1)	10.30%
805 Third Ave., 15th Floor, New York, NY 10022

Kennedy Capital Management, Inc.	1,206,074	(2)	10.44%
10829 Olive Blvd., St. Louis, MO 63141

All directors and executive officers as a group	3,922,741		33.94%

(1)	Based solely on a Schedule 13G dated December 31, 2019, which indicates that Mr. Packer may be deemed to beneficially own 1,189,867 shares. With respect to these shares, Mr. Packer has shared voting power and shared dispositive power with Globis Capital Partners, L.P., Globis Capital Advisors, L.L.C., Globis Overseas Fund, Ltd., Globis Capital Management, L.P. and Globis Capital, L.L.C.

(2)	Based solely on a Schedule 13G dated October 8, 2020, which indicates that Kennedy Capital Management, Inc. may be deemed to beneficially own 1,206,074 shares.

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INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the President and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Proposal No. 1: Proposal for Election of Five Directors.”  Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

Our Board currently consists of five persons, and all of them have been nominated by the Company to stand for election.

Name	Age	Position
OC Kim	55	President, Secretary, and a Director
Gary Nelson	79	Chairman of the Board and a Director
Joon Won Jyoung	78	Director
Johnathan Chee	57	Director
Heidy Chow	41	Director

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

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How often did the Board meet during fiscal 2020?

During fiscal 2020, the Board of Directors held five meetings. Each director attended at least 75% of the meetings of the Board except for Joon Won Jyoung, who attended none of the meetings.

What committees has the Board established?

The Board of Directors has established three committees:

•	Audit Committee consisting of Heidy Chow, CPA (committee chair), Gary Nelson, and Johnathan Chee.
•	Compensation Committee consisting of Gary Nelson (committee chair) and Johnathan Chee.
•	Nominating Committee consisting of Gary Nelson (committee chair) and Johnathan Chee.

Audit Committee

The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company’s independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s independent auditor’s qualifications and independence, and (3) the performance of the independent auditors. In addition, the Committee renders its report for inclusion in the Company’s annual proxy statement. The Audit Committee’s charter is available on the Company’s website at www.franklinwireless.com

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. During fiscal 2020, the Audit Committee met four times. The current members of the Audit Committee meet the NASDAQ Listing Standards for the independence of audit committee members. The Board has determined that Heidy Chow is an “audit committee financial expert” Within the meaning of the Securities Exchange Act of 1934. The Report of the Audit Committee is presented elsewhere in this Proxy Statement.

Compensation Committee

The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s President and other executives. The Committee also determines individuals to be granted options under the Company’s Stock Option Plan, the number of options awarded and the term of the options and interprets provisions of such plan. The Compensation Committee’s charter is available on the Company’s website at www.franklinwireless.com.

During fiscal 2020, the Compensation Committee met twice.

Nominating Committee

The Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the members of the Board of Directors, (2) our stockholders, and (3) third parties, such as service providers. In evaluating potential candidates for director, the Board of Directors considers the entirety of each candidate’s credentials.

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Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;
•	the ability to exercise sound judgment;
•	the ability to make independent analytical inquiries;
•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and
•	the appropriate and relevant business experience and acumen.

The Board of Directors will consider nominees recommended by stockholders if such recommendations are made in writing to the Board in compliance with the Bylaws of the Company. The Board of Directors does not plan to change the manner in which it evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

In considering new nominees and whether to re-nominate existing members of the Board, the committee seeks to achieve a Board with strengths in its collective knowledge and a broad diversity of perspectives, skills and business and professional experience. Among other items, the committee looks for a range of experience in strategic planning, sales, finance, executive leadership, industry, and similar attributes. The Nominating Committee’s charter is available on the Company’s website at www.franklinwireless.com.

Stockholder Communications

Stockholders requesting communication with directors can do so by writing to Franklin Wireless Corp., c/o Corporate Secretary, 9707 Waples Street, Suite 150, San Diego, CA 92121.  At this time we do not screen communications received and would forward any requests directly to the named director. If no director is named in a general inquiry, the Secretary would forward such request to the Chairman of the Board of Directors. We do not provide the physical address, email address, or phone numbers of directors without a director’s permission.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our President.

Director Compensation

Each director is compensated a base maximum of $10,000 annually, which is prorated based upon board meeting attendance. Incentive bonuses may be granted based on company performance. This compensation plan became effective January 1, 2015. Members of the Board who are also employees of the Company receive no compensation for their services as a director. Our directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors. During the 2020 fiscal year, none of our directors were granted stock options.

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The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the members of the Board for the fiscal year ended June 30, 2020:

Fiscal 2020 Director Compensation

Name	Fee Earned or Paid in Cash	Option Awards	All Other Compensation	Total
	($)(1)	($)	($)	($)
Gary Nelson	12,500	–	–	12,500
Joon Won Jyoung	–	–	–	–
Johnathan Chee	12,500	–	–	12,500
Benjamin Chung (2)	5,000	–	–	5,000
Heidy Chow (2)	7,500	–	–	7,500

(1) OC Kim, a director and our President and a named executive officer, is not included in this table as he is an employee of the Company and therefore receives no compensation for his service as a director. Mr. Kim’s compensation is included in the “Summary Compensation Table” below.

(2) Mr. Chung resigned from the Board in December of 2019, and Ms. Chow was appointed to the Board in December 2019.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are appointed by our Board of Directors and hold office at the pleasure of the Board. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Position
OC Kim	55	President, Secretary and Acting Chief Financial Officer
Yun J. (David) Lee	59	Chief Operating Officer

The following includes the principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers:

OC Kim has been our President, Secretary and a director since September 2003 and Acting Chief Financial Officer since April 2018. Prior to joining Franklin Wireless, Mr. Kim was the CEO and President of Accetio Inc., a company he founded in April 2001 that developed cell phones and modules for the telecommunications industry. In September 2003, Accetio Inc. merged with Franklin Telecommunications Corp. and was renamed Franklin Wireless. Prior to this, Mr. Kim was the Chief Operating Officer of Axesstel Inc., a pioneering developer of CDMA Wireless Local Loop Products. Before joining Axesstel, he was the president of the U.S. sales office for Kolon Data Communications Co., Ltd., one of Korea's most prominent technology conglomerates. While at Kolon Data Communications, Mr. Kim helped introduce the first generation of CDMA phones to the Korean market through his work with Qualcomm Personal Electronics (QPE), a joint venture between Qualcomm Incorporated and Sony Electronics Inc. Mr. Kim began his career at Lucky Goldstar (LG) Electronics. He has more than 28 years of experience in sales, marketing, and operations management in the telecommunications and information systems industries. He earned a B.A. from Sogang University in Korea.

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Yun J. (David) Lee has been the Chief Operating Officer since September 2008. Mr. Lee has 22 years of upper level management experience in telecommunications, including experience in the cellular telephone business in the U.S. and South America. Prior to joining the Company, he was President of Ace Electronics, and served as Chief Financial Officer and Director of Sales and Marketing for RMG Wireless. Prior to that, he served as Controller and Director of International Sales for Focus Wireless in Chicago.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executive officers has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or accrued by us for the years ended June 30, 2020 and 2019 to our President and our Chief Operating Officer (the "Named Executive Officers").

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)

OC Kim, President	2019	$220,000	$–	$–	–	$220,000
	2020	$220,000	$25,000	$–	–	$245,000

Yun J. (David) Lee, Chief	2019	$220,000	$–	$–	–	$220,000
Operating Officer	2020	$220,000	$33,000	$–	–	$253,000

(1) Represents the value of unused accrued vacation paid in cash.

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Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the Named Executive Officers as of June 30, 2020. The only outstanding equity awards are stock options. No options were granted to the Named Executive Officers during the 2020 fiscal year. The options previously granted to our Named Executive Officers vest over periods ranging from one to three years and are subject to early termination on the occurrence of certain events related to termination of employment. In addition, the full vesting of options is accelerated if there is a change in control of the Company.

 Options Awards

Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares that have not Vested (#)	Market Value of Shares that have not Vested ($)
OC Kim	-	-	-	-	-
Yun J. (David) Lee	100,000 (1)	$1.34	06/15/2022	-	-
	83,291 (2)	$0.45	06/15/2022	-	-

(1)	The option vests and is exercisable in full on the first anniversary of the date of the grant and has a ten-year term.
(2)

The option vests and is exercisable over two years as follows:

       i.          50% of the shares underlying the option vest on the first anniversary of the date of the grant.

      ii.          25% of the shares underlying the option vest eighteen months following the date of the grant.

     iii.          25% of the shares underlying the option vest on the second anniversary of the date of the grant.

The option originally had a five-year term and an expiration date of June 11, 2014. On June 10, 2014, the option was modified to extend the term an additional five years to June 11, 2019. On June 11, 2019, the option was again modified to extend the term an additional three years to June 15, 2022.

The Company has no policy regarding the ability of its employees, officers or directors (or any of their designees) to purchase financial instruments or to engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation to, or held directly or indirectly by, the employee or director

EMPLOYMENT CONTRACTS

On September 21, 2009, we entered into Change of Control Agreements with OC Kim, our President, and Yun J. (David) Lee, our Chief Operating Officer. Each Change of Control Agreement provides for a lump sum payment to the officer in case of a change of control of the Company. The term includes the acquisition of Common Stock of the Company resulting in one person or company owning more than 50% of the outstanding shares, a significant change in the composition of the Board of Directors of the Company during any 12-month period, a reorganization, merger, consolidation or similar transaction resulting in the transfer of ownership of more than fifty percent (50%) of the Company's outstanding Common Stock, or a liquidation or dissolution of the Company or sale of substantially all of the Company's assets.

The Change of Control Agreement with Mr. Kim calls for a payment of $5 million upon a change of control; the agreement with Mr. Lee calls for a payment of $2 million upon a change of control.

The Board of Directors has approved extension of the Change of Control Agreements with Mr. Kim and Mr. Lee through September 28, 2023.

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COMPENSATION DISCUSSION AND ANALYSIS

GENERAL PHILOSOPHY - We compensate our executive officers through a mix of base salary, bonus and stock options. Our compensation policies are designed to be competitive with comparable employers and to align management’s incentives with both near term and long-term interests of our stockholders. We use informal methods of benchmarking our executive compensation, based on the experience of our directors or, in some cases, studies of industry standards. Our compensation is negotiated on a case by case basis, with attention being given to the amount of compensation necessary to make a competitive offer and the relative compensation among our executive officers.

BASE SALARIES - We want to provide our senior management with a level of cash compensation in the form of base salary that facilitates an appropriate lifestyle given their professional status and accomplishments.

INCENTIVE COMPENSATION - Our practice is to award cash bonuses based upon performance objectives set by the Board of Directors. We maintain a bonus plan which provides our executive officers and non-executive officers the ability to earn cash bonuses based on the achievement of performance targets. The performance targets are established by the Board of Directors, and bonuses may be awarded to executive officers and non-executive officers on a quarterly basis. The actual amounts of cash bonuses to executive officers and non-executive officers are in the sole discretion of the Board of Directors. For fiscal 2018, the performance targets were based on achieving revenue and operating income targets.

SEVERANCE BENEFITS - We are generally an at will employer, and have no employment agreements with severance benefits; however, we have entered into Change of Control Agreements with certain of our executive officers, that provide them with lump sum payments in the event of a change in control of the Company.

RETIREMENT PLANS - We do not maintain any retirement plans.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors hereby reports as follows:

1.       The Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and representatives of Haskell & White LLP (“Haskell & White”);

2.       The Audit Committee has discussed with Haskell & White the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Volume 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

3.       The Audit Committee has received the written disclosures and letter from Haskell & White required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communication with the Audit Committee concerning independence and has discussed Haskell & White’s independence with Haskell & White.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 filed with the Securities and Exchange Commission.

The Audit Committee:

Heidy Chow, Chairman

Gary Nelson

Johnathan Chee

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ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1:

PROPOSAL FOR ELECTION OF FIVE DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below, all of whom are currently serving as directors, be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as director if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees. Each nominee is currently a director of the Company.

Name	Age
OC Kim	55
Gary Nelson	79
Joon Won Jyoung	78
Johnathan Chee	57
Heidy Chow	41

OC Kim has been our President, Secretary and a director since September 2003. Prior to joining Franklin Wireless, Mr. Kim was the CEO and President of Accetio Inc., a company he founded in April 2001 that developed cell phones and modules for the telecommunications industry. In September 2003, Accetio Inc. merged with Franklin Telecommunications Corp. and was renamed Franklin Wireless. Prior to this, Mr. Kim was the Chief Operating Officer of Axesstel Inc., a pioneering developer of CDMA Wireless Local Loop Products. Before joining Axesstel, he was the president of the U.S. sales office for Kolon Data Communications Co., Ltd., one of Korea's most prominent technology conglomerates. While at Kolon Data Communications, Mr. Kim helped introduce the first generation of CDMA phones to the Korean market through his work with Qualcomm Personal Electronics (QPE), a joint venture between Qualcomm Incorporated and Sony Electronics Inc. Mr. Kim began his career at Lucky Goldstar (LG) Electronics. He has more than 28 years of experience in sales, marketing, and operations management in the telecommunications and information systems industries. He earned a B.A. from Sogang University in Korea.

We believe Mr. Kim’s qualifications to serve as a director of the Company include his extensive business, operational and management experience in the wireless industry, including his current position as the Company’s President. In addition, his knowledge of the Company’s business, products, strategic relationships and future opportunities is of great value to the Company.

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Gary Nelson has been a director since September 2003. Mr. Nelson was an early investor in Franklin Telecommunications Corp. in the 1980’s and served as a director from 2001 up until the Company’s merger with Accetio Inc. in September 2003, at which time the Company was renamed Franklin Wireless Corp. Following the merger, Mr. Nelson became a director and ultimately Chairman of the Board of Franklin Wireless Corp. He was co-founder and President of Churchill Mortgage Corporation, an income property mortgage banking firm based in Los Angeles, California, which was a loan correspondent for major life insurance companies and other financial institutions. In addition, Mr. Nelson was the Chief Operating Officer of Churchill Mortgage Capital, which is the loan origination arm of Churchill Mortgage Corporation. Mr. Nelson’s prior experience includes various marketing positions with Control Data Corporation and design engineering positions with North American Aviation where he worked on the Apollo Project.  He holds a B.S. in Mechanical Engineering from Kansas State University and an MBA from the University of Southern California.

We believe that Mr. Nelson’s qualifications to serve as a director of the Company include his many years of business, operational and management experience including his previous position as President of Churchill Mortgage Corporation.  In addition, Mr. Nelson has served as a director of the Company for thirteen years, and brings a valuable historical perspective on the development of the Company’s business and its leadership.

Joon Won Jyoung has been a director since September 2009. He has been an active investor since 1997 and made early investments in Sewon Telecom, Telson Electronics and Pantech, three leading telecommunications companies based in Korea. From 2001 to 2007, Mr. Jyoung served as a director and Treasurer for Sewon Telecom. From 1992 to 1996, he served as President of Sneakers Classic Ltd., and from 1987 to 1991, he was Chairman of Empire State Bank in New York. From 1972 to 1982, he was Chairman of Downtown Mart, a distribution company in New York and Virginia. He holds a B.S. in Mathematics from Seoul National University and an M.S. in Statistics from the University of Connecticut.

We believe Mr. Jyoung’s qualifications to serve as a director of the Company include his extensive management experience in a diverse range of industries, including telecommunications, as well as his broad experience in international business matters.  Mr. Jyoung’s background and experience allow him to provide the Company’s Board of Directors with valuable knowledge and insight.

Johnathan Chee has been a director since September 2009.  He is an attorney and has owned the Law Offices of Johnathan Chee, in Niles, Illinois, since August 2007. Mr. Chee has represented clients in various business dealings and negotiations with Ameritech, SBC, Sprint and several wireless carriers in Latin America. Between 1998 and 2007, he served as an attorney with the C&S Law Group, P.C., in Glenview, Illinois. He holds a B.A. from the University of Illinois-Chicago and a J.D. from IIT Chicago-Kent College of Law. He is a member of the Illinois Bar Association.

We believe Mr. Chee’s qualifications to serve as a director of the Company include his experience as a business attorney that allow him to provide the Company’s Board of Directors with valuable knowledge of legal matters that may affect the Company.

Heidy Chow is a Certified Public Accountant and an experienced finance and accounting executive whose client base includes several IT companies. Ms. Chow is an Assurance Partner of The Pun Group, LLP and has over fifteen (15) years of combined experience in auditing, consulting and finance. Ms. Chow’s career in public accounting was spent primarily with the National firms of RSM US and Ernst & Young, and regional firms where she has specialized in corporate accounting and auditing services. She supervises engagement teams in areas of designing and planning audits in accordance with the AICPA Generally Accepted Auditing Standards and Public Company Accounting Oversight Board (PCAOB) standards. In addition, she often serves as Contract Chief Financial Officer for privately held small and middle market companies. She holds a B.S. in Accounting from California State Polytechnic University, Pomona

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders, who are entitled to vote, present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute less than a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

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ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors has recently appointed Benjamin & Ko as the independent registered public accounting firm for the Company to audit the consolidated financial statements of the Company for fiscal year 2021. Although ratification by stockholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of Benjamin & Ko, the Audit Committee may reconsider its selection.

The vote of a majority of the shares of Common Stock present or represented at the meeting is required for approval. Broker non-votes will be voted in favor of approval. Haskell & White LLP acted as the Company’s independent registered public accounting firm during the past fiscal year. It is not anticipated that a representative of Haskell & White LLP will attend the Annual Meeting of Stockholders...

The aggregate fees billed for the two most recently completed fiscal periods for the audit of our annual financial statements and services provided by the independent registered public accounting firm were as follows:

	FY 2020	FY 2019
Audit Fees	$68,600	$68,845

Total Fees	$68,600	$68,845

In the above table, “Audit Fees” are fees billed by Haskell & White LLP for services provided in auditing the Company’s financial statements for the years ended June 30, 2020 and 2019.

Pre-Approval Policies and Procedures

The Board of Directors pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence. All of the services described above were approved in advance by the Board of Directors.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BENJAMIN & KO AS AUDITORS FOR THE 2021 FISCAL YEAR.

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ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 3:

RATIFICATION OF THE FRANKLIN WIRELESS 2020 STOCK OPTION PLAN

INTRODUCTION

The Board of Directors approved the Franklin Wireless 2020 Stock Option Plan (the “Option Plan”) under which up to 800,000 shares of incentive and non-qualified options may be granted to employees, directors and certain consultants. Under the Option Plan, options may be granted at not less than the fair market value on the date of grant. The Board of Directors adopted the Option Plan to attract, maintain and develop management by encouraging ownership of the Company's Common Stock by key employees, directors, and others. Restricted stock may also be granted under the Plan.

Options under the Option Plan will be either “incentive options” (“ISOs”) under Section 422A of the Internal Revenue Code of 1986, as amended, or “non-qualified stock options” (“NQOs”) which are not intended to so qualify.

SUMMARY DESCRIPTION OF THE OPTION PLAN

The Option Plan is administered by the Board or by a committee of the Board. The Board is authorized to grant incentive stock options to officers and other key executive and management employees of the Company and non-qualified options to employees, directors and others performing services to the Company.

If there is a stock split, stock dividend, or other relevant change affecting the Company's shares, appropriate adjustments would be made in the number of shares that could be issued in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination, or voluntary surrender of an option.

The vesting period for options granted under the Option Plan are set forth in an option agreement entered into with the optionee. ISOs granted to an optionee terminate ninety (90) days after retirement, termination of employment and twelve (12) months in the event of death or disability.

Unless otherwise provided in any option, each outstanding option becomes immediately fully exercisable in the event of: (i) a change of control of the Company, (ii) a merger, consolidation, reorganization or dissolution in which the Company does not survive, or (iii) the sale, release, exchange or disposition of substantially all the property and assets of the Company.

The Board may grant options qualifying as ISOs under the Internal Revenue Code of 1986, as amended, or as NQOs. The Board determines the duration of each option; however, the term of an option cannot exceed ten (10) years from the date of grant and cannot exceed five (5) years in the case of a greater than ten percent (10%) shareholder. The option price for an ISO is the fair market value of a share of the Company's Common Stock on the date of grant. The grantee can pay the option price in cash, or if permitted, by delivering to the Company shares of Common Stock owned by the grantee that have a fair market value equal to the option price.

A copy of the Plan is attached to this Proxy Statement as Exhibit A. This summary is qualified in its entirety by reference to the Plan.

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FEDERAL INCOME TAX CONSEQUENCES

The holder of an ISO does not realize taxable income upon the grant or upon the exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the option is sold or otherwise disposed of within two (2) years from the option grant date or within one (1) year from the exercise date then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two (2) years from the grant date and one (1) year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

An optionee does not realize taxable income upon the grant of an NQO if the exercise price is equal to the fair market value. If the exercise price is less than the fair market value, the optionee will realize income equal to the difference between the exercise of the NQO in an amount equal to the difference between the exercise price and the market value on the date of exercise. The Company is entitled to a deduction at the same time and in a corresponding amount.

In general, if an optionee delivers previously-owned shares in payment of the exercise price of an option, no gain or loss will be recognized on the exchange of the previously-owned shares for an equivalent number of newly issued shares. However, if the previously-owned shares delivered in payment of the exercise price were acquired pursuant to the exercise of an ISO and if the requisite option holding periods are not satisfied (see above), then the optionee will realize ordinary income on the delivery of the previously-owned shares as in the case of any other “early” disposition of option-acquired shares.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE FRANKLIN WIRELESS 2020 STOCK OPTION PLAN.

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ACTIONS TO BE TAKEN AT THE MEETING (Continued)

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of Franklin's Annual Report on Form 10-K for the fiscal year ended June 30, 2020 may be obtained without charge by writing to the Corporate Secretary, Franklin Wireless Corp., 9707 Waples Street, Suite 150, San Diego, CA 92121.

Stockholders Proposals for the 2021 Annual Meeting

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2021 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before July 10, 2021. Such proposal must also meet the other requirements of the rules of the SEC relating to Stockholders’ proposals.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ OC Kim
OC Kim
President

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Exhibit A to Proxy Statement

Franklin WirelEss Corp.

2020 Stock OPTION Plan

1.                   Purposes of the Plan. The purposes of this Franklin Wireless Corp. 2020 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Restricted Stock may also be granted under the Plan.

2.                   Definitions. As used herein, the following definitions shall apply:

(a)                 “Administrator” means the Board or a Committee.

(b)                “Affiliate” means (i) an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity and (ii) an entity other than a Subsidiary in which the Company and /or one or more Subsidiaries own a controlling interest.

(c)                 “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, any Stock Exchange rules or regulations, and the applicable laws, rules or regulations of any other country or jurisdiction where Options or Restricted Stock are granted under the Plan or Participants reside or provide services, as such laws, rules, and regulations shall be in effect from time to time.

(d)                “Award” means any award of an Option or Restricted Stock under the Plan.

(e)                 “Board” means the Board of Directors of the Company.

(f)                  “Cashless Exercise” means a program approved by the Administrator in which payment of the Option exercise price or tax withholding obligations or other required deductions may be satisfied, in whole or in part, with Shares subject to the Option, including by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Company) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of such amount.

(g)                “Cause” for termination of a Participant’s Continuous Service Status will exist (unless another definition is provided in an applicable Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable written agreement) if the Participant’s Continuous Service Status is terminated for any of the following reasons: (i) any material breach by Participant of any material written agreement between Participant and the Company and Participant’s failure to cure such breach within 30 days after receiving written notice thereof; (ii) any failure by Participant to comply with the Company’s material written policies or rules as they may be in effect from time to time; (iii) neglect or persistent unsatisfactory performance of Participant’s duties and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (iv) Participant’s repeated failure to follow reasonable and lawful instructions from the Board or Chief Executive Officer and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (v) Participant’s conviction of, or plea of guilty or nolo contendere to, any crime that results in, or is reasonably expected to result in, material harm to the business or reputation of the Company; (vi) Participant’s commission of or participation in an act of fraud against the Company; (vii) Participant’s intentional material damage to the Company’s business, property or reputation; or (viii) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company. For purposes of clarity, a termination without “Cause” does not include any termination that occurs as a result of Participant’s death or disability. The determination as to whether a Participant’s Continuous Service Status has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.

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(h)                “Code” means the Internal Revenue Code of 1986, as amended.

(i)                  “Committee” means one or more committees or subcommittees of the Board consisting of two (2) or more Directors (or such lesser or greater number of Directors as shall constitute the minimum number permitted by Applicable Laws to establish a committee or sub-committee of the Board) appointed by the Board to administer the Plan in accordance with Section 4 below.

(j)                  “Common Stock” means the Company’s common stock, par value $0.001 per share, as adjusted pursuant to Section 10 below.

(k)                 “Company” means Franklin Wireless Corp., a Nevada corporation.

(l)                  “Consultant” means any person or entity, including an advisor but not an Employee, that renders, or has rendered, services to the Company, or any Parent, Subsidiary or Affiliate and is compensated for such services, and any Director whether compensated for such services or not.

(m)                “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of: (i) Company approved sick leave; (ii) military leave; (iii) any other bona fide leave of absence approved by the Company, provided that, if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period and the Incentive Stock Option shall thereafter automatically become a Nonstatutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Parents, Subsidiaries or Affiliates, or their respective successors, or a change in status from an Employee to a Consultant or from a Consultant to an Employee.

(n)                “Director” means a member of the Board.

(o)                “Disability” means “disability” within the meaning of Section 22(e)(3) of the Code.

(p)                “Employee” means any person employed by the Company, or any Parent, Subsidiary or Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Company in its sole discretion, subject to any requirements of Applicable Laws, including the Code. The payment by the Company of a director’s fee shall not be sufficient to constitute “employment” of such director by the Company or any Parent, Subsidiary or Affiliate.

(q)                “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)                  “Fair Market Value” means, as of any date, the per share fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the per share closing price for the Shares as reported in The Wall Street Journal for the applicable date.

(s)                 “Family Members” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

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(t)                 “Incentive Stock Option” means an Option intended to, and which does, in fact, qualify as an incentive stock option within the meaning of Section 422 of the Code.

(u)                “Involuntary Termination” means (unless another definition is provided in the applicable Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable written agreement) the termination of a Participant’s Continuous Service Status other than for (i) death, (ii) Disability or (iii) for Cause by the Company or a Parent, Subsidiary, Affiliate or successor thereto, as appropriate.

(v)                “Nonstatutory Stock Option” means an Option that is not intended to, or does not, in fact, qualify as an Incentive Stock Option.

(w)               “Option” means a stock option granted pursuant to the Plan.

(x)                “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(y)                “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options (i) are exchanged for Options with a lower exercise price, Restricted Stock, cash or other property or (ii) are amended to decrease the exercise price as a result of a decline in the Fair Market Value.

(z)                “Optioned Stock” means Shares that are subject to an Option or that were issued pursuant to the exercise of an Option.

(aa)              “Optionee” means an Employee or Consultant who receives an Option.

(bb)             “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of grant of the Award, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(cc)              “Participant” means any holder of one or more Awards or Shares issued pursuant to an Award.

(dd)             “Plan” means this Franklin Wireless Corp. 2020 Stock Option Plan.

(ee)              “Restricted Stock” means Shares acquired pursuant to a right to purchase or receive Common Stock granted pursuant to Section 8 below.

(ff)               “Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of Restricted Stock granted under the Plan and includes any documents attached to such agreement.

(gg)             “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(hh)             “Share” means a share of Common Stock, as adjusted in accordance with Section 10 below.

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(ii)                “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(jj)                “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(kk)              “Ten Percent Holder” means a person who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary measured as of an Award’s date of grant.

3.                   Stock Subject to the Plan. Subject to the provisions of Section 10 below, the maximum aggregate number of Shares that may be issued under the Plan is 800,000 Shares, any or all of which Shares may be issued under the Plan pursuant to Incentive Stock Options. The Shares issued under the Plan may be authorized, but unissued, or reacquired Shares. If an Award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, continue to be available under the Plan for issuance pursuant to future Awards. In addition, any Shares which are retained by the Company upon exercise of an Award in order to satisfy the exercise or purchase price for such Award or any withholding taxes due with respect to such Award shall be treated as not issued and shall continue to be available under the Plan for issuance pursuant to future Awards. Shares issued under the Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with the termination of a Participant’s Continuous Service Status) shall again be available for future grant under the Plan. Notwithstanding the foregoing, subject to the provisions of Section 10 below, in no event shall the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the number set forth in the first sentence of this Section 3 plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated there under, any Shares that again become available for issuance pursuant to the remaining provisions of this Section 3.

4.                   Administration of the Plan.

(a)                 General. The Plan shall be administered by the Board, a Committee appointed by the Board, or any combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by Applicable Laws, the Board may authorize one or more officers of the Company to make Awards under the Plan to Employees and Consultants (who are not subject to Section 16 of the Exchange Act) within parameters specified by the Board.

(b)                Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and dissolve a Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.

(c)                 Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its sole discretion:

(i)                  to determine the Fair Market Value in accordance with Section 2(t) above, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii)                to select the Employees and Consultants to whom Awards may from time to time be granted;

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(iii)              to determine the number of Shares to be covered by each Award;

(iv)               to approve the form(s) of agreement(s) and other related documents used under the Plan;

(v)                to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may vest and/or be exercised (which may be based on performance criteria), the circumstances (if any) when vesting will be accelerated or forfeiture restrictions will be waived, and any restriction or limitation regarding any Award, Optioned Stock, or Restricted Stock;

(vi)               to amend any outstanding Award or agreement related to any Optioned Stock or Restricted Stock, including any amendment adjusting vesting (e.g., in connection with a change in the terms or conditions under which such person is providing services to the Company), provided that no amendment shall be made that would materially and adversely affect the rights of any Participant without his or her consent;

(vii)             to determine whether and under what circumstances an Option may be settled in cash under Section 7(c)(iii) below instead of Common Stock;

(viii)           subject to Applicable Laws, to implement an Option Exchange Program and establish the terms and conditions of such Option Exchange Program without consent of the holders of capital stock of the Company, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Participant shall be made without his or her consent;

(ix)               to approve addenda pursuant to Section 18 below or to grant Awards to, or to modify the terms of, any outstanding Option Agreement or Restricted Stock Purchase Agreement or any agreement related to any Optioned Stock or Restricted Stock held by Participants who are foreign nationals or employed outside of the United States with such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in this Plan to the extent necessary or appropriate to accommodate such differences; and

(x)                to construe and interpret the terms of the Plan, any Option Agreement or Restricted Stock Purchase Agreement, and any agreement related to any Optioned Stock or Restricted Stock, which constructions, interpretations and decisions shall be final and binding on all Participants.

(d)                Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in good faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

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5.                   Eligibility.

(a)                 Recipients of Grants. Nonstatutory Stock Options and Restricted Stock may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b)                Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c)                 ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b) above, to the extent that the aggregate Fair Market Value of Shares with respect to which options designated as incentive stock options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess options shall be treated as nonstatutory stock options. For purposes of this Section 5(c), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an incentive stock option shall be determined as of the date of the grant of such option.

(d)                No Employment Rights. Neither the Plan nor any Award shall confer upon any Employee or Consultant any right with respect to continuation of an employment or consulting relationship with the Company (any Parent, Subsidiary or Affiliate), nor shall it interfere in any way with such Employee’s or Consultant’s right or the Company’s (Parent’s, Subsidiary’s or Affiliate’s) right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.                   Term of Plan. The Plan shall become effective upon its adoption by the Board and shall continue in effect for a term of 10 years unless sooner terminated under Section 14 below.

7.                   Options.

(a)                 Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than 10 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be 5 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

(b)                Option Exercise Price and Consideration.

(i)                  Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(1)                In the case of an Incentive Stock Option

a.                    granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value on the date of grant;

b.                   granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant;

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(2)                Except as provided in subsection (3) below, in the case of a Nonstatutory Stock Option the per Share exercise price shall be such price as is determined by the Administrator, provided that, if the per Share exercise price is less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws, including Section 409A of the Code; and

(3)                Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(ii)                Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option and to the extent required by Applicable Laws, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3)  to the extent permitted under, and in accordance with, Applicable Laws, delivery of a promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to the provisions of Chapter 78 of Nevada Revised Statutes); (4) cancellation of indebtedness; (5) other previously owned Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) a Cashless Exercise; (7) such other consideration and method of payment permitted under Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

(c)                 Exercise of Option.

(i)                  General.

(1)                Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company, and Parent, Subsidiary or Affiliate, and/or the Optionee.

(2)                Leave of Absence. The Administrator shall have the discretion to determine at any time whether and to what extent the vesting of Options shall be tolled during any leave of absence; provided, however, that in the absence of such determination, vesting of Options shall continue during any paid leave and shall be tolled during any unpaid leave (unless otherwise required by Applicable Laws). Notwithstanding the foregoing, in the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Optionee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Optionee continued to provide services to the Company (or any Parent, Subsidiary or Affiliate, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(3)                Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(4)                Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been received by the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised and has paid, or made arrangements to satisfy, any applicable taxes, withholding, required deductions or other required payments in accordance with Section 9 below. The exercise of an Option shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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(5)                Rights as Holder of Capital Stock. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a holder of capital stock shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock is issued, except as provided in Section 10 below.

(ii)                Termination of Continuous Service Status. The Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. To the extent that an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, the following provisions shall apply:

(1)                General Provisions. If the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified below, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to this Section 7).

(2)                Termination other than Upon Disability or Death or for Cause. In the event of termination of an Optionee’s Continuous Service Status other than under the circumstances set forth in the subsections (3) through (5) below, such Optionee may exercise any outstanding Option at any time within 3 month(s) following such termination to the extent the Optionee is vested in the Optioned Stock.

(3)                Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her Disability, such Optionee may exercise any outstanding Option at any time within 12 month(s) following such termination to the extent the Optionee is vested in the Optioned Stock.

(4)                Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of any outstanding Option, or within [3] month(s) following termination of the Optionee’s Continuous Service Status, the Option may be exercised by any beneficiaries designated in accordance with Section 16 below, or if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, at any time within [12] month(s) following the date the Optionee’s Continuous Service Status terminated, but only to the extent the Optionee is vested in the Optioned Stock.

(5)                Termination for Cause. In the event of termination of an Optionee’s Continuous Service Status for Cause, any outstanding Option (including any vested portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status for Cause. If an Optionee’s Continuous Service Status is suspended pending an investigation of whether the Optionee’s Continuous Service Status will be terminated for Cause, all the Optionee’s rights under any Option, including the right to exercise the Option, shall be suspended during the investigation period. Nothing in this Section 7(c)(ii)(5) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

(iii)              Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

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8.                   Restricted Stock.

(a)                 Rights to Purchase. When a right to purchase or receive Restricted Stock is granted under the Plan, the Company shall advise the recipient in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, if any (which shall be as determined by the Administrator, subject to Applicable Laws, including any applicable securities laws), and the time within which such person must accept such offer. The permissible consideration for Restricted Stock shall be determined by the Administrator and shall be the same as is set forth in Section 7(b)(ii) above with respect to exercise of Options. The offer to purchase Shares shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)                Repurchase Option.

(i)                  General. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant’s Continuous Service Status for any reason (including death or Disability) at a purchase price for Shares equal to the original purchase price paid by the purchaser to the Company for such Shares and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

(ii)                Leave of Absence. The Administrator shall have the discretion to determine at any time whether and to what extent the lapsing of Company repurchase rights shall be tolled during any leave of absence; provided, however, that in the absence of such determination, such lapsing shall continue during any paid leave and shall be tolled during any unpaid leave (unless otherwise required by Applicable Laws). Notwithstanding the foregoing, in the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Shares purchased pursuant to the Restricted Stock Purchase Agreement to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent, Subsidiary or Affiliate, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(c)                 Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each Participant.

(d)                Rights as a Holder of Capital Stock. Once the Restricted Stock is purchased, the Participant shall have the rights equivalent to those of a holder of capital stock, and shall be a record holder when his or her purchase and the issuance of the Shares is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Restricted Stock is purchased, except as provided in Section 10 below.

9.                   Taxes.

(a)                 As a condition of the grant, vesting and exercise of an Award, the Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) shall make such arrangements as the Administrator may require for the satisfaction of any applicable U.S. federal, state, local or foreign tax, withholding, and any other required deductions or payments that may arise in connection with such Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

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(b)                The Administrator may, to the extent permitted under Applicable Laws, permit a Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) to satisfy all or part of his or her tax, withholding, or any other required deductions or payments by Cashless Exercise or by surrendering Shares (either directly or by stock attestation) that he or she previously acquired; provided that, unless specifically permitted by the Company, any such Cashless Exercise must be an approved broker-assisted Cashless Exercise or the Shares withheld in the Cashless Exercise must be limited to avoid financial accounting charges under applicable accounting guidance and any such surrendered Shares must have been previously held for any minimum duration required to avoid financial accounting charges under applicable accounting guidance. Any payment of taxes by surrendering Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

10.                Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a)                 Changes in Capitalization. Subject to any action required under Applicable Laws by the holders of capital stock of the Company, (i) the numbers and class of Shares or other stock or securities: (x) available for future Awards under Section 3 above and (y) covered by each outstanding Award, (ii) the exercise price per Share of each such outstanding Option, and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, shall be automatically proportionately adjusted in the event of a stock split, reverse stock split, stock dividend, combination, consolidation, reclassification of the Shares or subdivision of the Shares. In the event of any increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, a declaration of an extraordinary dividend with respect to the Shares payable in a form other than Shares in an amount that has a material effect on the Fair Market Value, a recapitalization (including a recapitalization through a large nonrecurring cash dividend), a rights offering, a reorganization, merger, a spin-off, split-up, change in corporate structure or a similar occurrence, the Administrator shall make appropriate adjustments, in its discretion, in one or more of (i) the numbers and class of Shares or other stock or securities: (x) available for future Awards under Section 3 above and (y) covered by each outstanding Award, (ii) the exercise price per Share of each outstanding Option and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, and any such adjustment by the Administrator shall be made in the Administrator’s sole and absolute discretion and shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. If, by reason of a transaction described in this Section 10(a) or an adjustment pursuant to this Section 10(a), a Participant’s Award agreement or agreement related to any Optioned Stock or Restricted Stock covers additional or different shares of stock or securities, then such additional or different shares, and the Award agreement or agreement related to the Optioned Stock or Restricted Stock in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award, Optioned Stock and Restricted Stock prior to such adjustment.

(b)                Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c)                 Corporate Transactions. In the event of (i) a transfer of all or substantially all of the Company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding capital stock (a “Corporate Transaction”), each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Corporate Transaction: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or equity awards for such Awards; (D) the cancellation of such Awards in exchange for a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Corporate Transaction over (2) the exercise price or purchase price paid or to be paid for the Shares subject to the Awards; or (E) the cancellation of any outstanding Options or an outstanding right to purchase Restricted Stock, in either case, for no consideration.

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11.                Non-Transferability of Awards.

(a)                 General. Except as set forth in this Section 11, Awards (or any rights of such Awards) may not be sold, pledged, encumbered, assigned, hypothecated, or disposed of or otherwise transferred in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of the Option, only by such holder or a transferee permitted by this Section 11.

(b)                Limited Transferability Rights. Notwithstanding anything else in this Section 11, the Administrator may in its sole discretion provide that any Nonstatutory Stock Options may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to Family Members.

12.                Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator.

13.                Amendment and Termination of the Plan. The Board may at any time amend or terminate the Plan, but no amendment or termination shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain the approval of holders of capital stock with respect to any Plan amendment in such a manner and to such a degree as required.

14.                Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of any Option or purchase of any Restricted Stock, the Company may require the person exercising the Option or purchasing the Restricted Stock to represent and warrant at the time of any such exercise or purchase that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is advisable or required by Applicable Laws

15.                Approval of Holders of Capital Stock. If required by Applicable Laws, continuance of the Plan shall be subject to approval by the holders of capital stock of the Company within 12 months before or after the date the Plan is adopted or, to the extent required by Applicable Laws, any date the Plan is amended. Such approval shall be obtained in the manner and to the degree required under Applicable Laws.

16.                Addenda. The Administrator may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Employees or Consultants, which Awards may contain such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

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